                    FOURTH AMENDMENT TO LETTER LOAN AGREEMENT


     THIS FOURTH AMENDMENT TO LETTER LOAN AGREEMENT (this "Fourth Amendment") is made and entered into as of the 16th day of December, 1998, by and between TEXSTAR PETROLEUM, INC., a Texas corporation(the "Borrower"), and BANK ONE, TEXAS, N.A., a national banking association (the "Lender").

     WHEREAS, the Borrower and the Lender entered into that certain letter loan agreement dated July 17, 1997, which letter loan agreement was amended by that certain First Amendment to Letter Loan Agreement dated October 10, 1997 between Borrower and Lender, that certain Second Amendment to Loan Agreement dated November 18, 1997 between Borrower and Lender and that certain Third Amendment to Letter Loan Agreement dated November 4, 1998 between Borrower and Lender (as amended, the "Loan Agreement");

     WHEREAS, the Borrower and the Lender desire to amend certain terms and provisions of the Loan Agreement, as set forth herein.

     NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1. Section 1(a)(1) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

          (1) MAXIMUM AVAILABILITY: The lesser of $7,000,000 and the Borrowing Base (as defined in Section 5(c) hereof).

     2. Section 1(b) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

          (b)  TRANCHE B:

               (1)  MAXIMUM AVAILABILITY: $4,500,000.

               (2) ADVANCE PROCEDURES: At least three (3) Business Days prior to the requested date of advance (other than the $1,000,000 advance made on the date hereof and the $1,500,000 advance to be used to make the principal payment on Tranche A due on December 18,
          1998), Borrower may make a written request to Lender for direct advances pursuant to Tranche B, which request shall include a detailed description of the proposed use of the proceeds of such advance. If all participants with respect to Tranche B consent to the making of such advance (to the extent required by the terms of any applicable Participation Agreement), and all such participants have fully

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          paid for their participation, Lender will make the advance requested by Borrower on the requested date.

               (3)  TERM: Through the Maturity Date.

               (4) INTEREST RATE: Prime Rate plus eight percent (8%) per annum (the "Tranche B Interest Rate"), not to exceed the Maximum Rate.

     3. Borrower and Lender acknowledge and agree that pursuant to a First Amendment to Participation Agreement of even date herewith between Lender and BOCP Energy Partners, L.P. ("Participant"), Participant is purchasing an additional participation interest in Tranche B and in consideration thereof is paying to Lender the sum of $1,000,000 on the date hereof and agreeing to pay to Lender the sum of $1,500,000 on December 18, 1998. The $1,000,000 amount shall be disbursed to or at the direction of Borrower under Tranche B, and the $1,500,000 amount shall be applied by Lender to the required principal payment on Tranche A due December 18, 1998.

     4. The closing of the transactions contemplated by this Fourth Amendment is subject to the satisfaction of the following conditions:

          (a) All legal matters incident to the transactions herein contemplated shall be satisfactory to Gardere Wynne Sewell & Riggs, L.L.P., counsel to the Lender;

          (b) The Lender shall have received fully executed copies of (i) this Fourth Amendment, (ii) a First Amendment to Participation Agreement relating to the sale of an additional participation in Tranche B to Participant, and (iii) a Notice of Final Agreement;

          (c) The Lender shall have received an executed copy of resolutions of the Board of Directors of Borrower, in form and substance satisfactory to the Lender, authorizing the execution, delivery and performance of this Fourth Amendment and all documents, instruments and certificates referred to herein; and

          (d) The Lender shall have received a certificate of the Secretary of Guarantor, certifying as to resolutions adopted by the Board of Directors of Guarantor, in form and substance satisfactory to the Lender.

     5. The Borrower hereby reaffirms each of the representations, warranties, covenants and agreements of the Borrower set forth in the Loan Agreement (including, without limitation the provisions dealing with arbitration and jury waiver) with the same force and effect as if each were separately stated herein and made as of the date hereof. Except as amended hereby, the Loan Agreement shall remain unchanged, and the terms, conditions and covenants of the Loan Agreement shall continue and be binding upon the parties hereto. There currently exist certain defaults under the Loan Agreement (the "Existing Defaults"), and the Borrower has requested waivers with respect thereto. The Lender is considering such request but has not yet granted it. The Borrower and

                                      -2-
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Guarantor acknowledge and agree that the Lender has not waived or agreed to waive any of the Existing Defaults, that the Lender has no obligation to do so and may refuse to do so in its discretion, and that neither this Fourth Amendment, any of the transactions contemplated herein, or any advance under the Credit Facility constitutes a waiver of any Existing Defaults under the Loan Agreement, but Lender does hereby agree that, through February 28, 1999, it will not accelerate the maturity of the Credit Facility because of any Existing Default or foreclose any of its liens (or otherwise exercise any of remedies against collateral) because of any Existing Default. As an inducement to Lender's agreement in this Section 4, the Borrower hereby represents and warrants to Lender that, to the best knowledge of the Borrower, it has disclosed all Existing Defaults to Lender.

     6. The Borrower hereby agrees that its liability under any and all documents and instruments executed by the Borrower as security for the Credit Facility (including, without limitation all mortgages, deeds of trust, collateral assignments, assignments of production, security agreements and financing statements executed by the Borrower for the benefit of the Lender) shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Fourth Amendment or any of the instruments or documents referred to herein, except as specifically set forth herein or therein, that all of such documents and instruments are hereby renewed, extended, ratified, confirmed and carried forward by the Borrower in all respects, that all of such documents and instruments shall remain in full force and effect and are and shall remain enforceable against the Borrower in accordance with their terms and that all of such documents and instruments shall cover all indebtedness of the Borrower to the Lender described in the Loan Agreement as amended hereby.

     7. As a material inducement to Lender's execution of this Fourth Amendment and undertaking its obligations set forth herein, each of Borrower and Guarantor hereby releases, acquits and forever discharges Lender and its affiliates, successors, assigns, participants, directors, officers, agents, employees and attorneys of and from any and all claims, actions, demands, causes of action, defenses, costs and expenses of every kind and character whatsoever, whether known or unknown, which Borrower, Guarantor or either of them may now or hereafter have against Lender or such other persons, if any, regardless of whether any such claims, actions, demands, causes of action, defenses, costs or expenses, arise out of contract, tort, misrepresentation, strict liability, violation of laws or regulations or otherwise, and which arise, in whole or in part, as a result of actions taken or omitted to be taken by Lender, any of such other persons, or any other person prior to the execution of this Fourth Amendment.

     8. Each of the terms defined in the Loan Agreement is used in this Fourth Amendment with the same meaning, except as otherwise indicated in this Fourth Amendment. Each of the terms defined in this Fourth Amendment is used in the Loan Agreement with the same meaning, except as otherwise indicated in the Loan Agreement.

     9. THIS FOURTH AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER, SUBJECT TO, AND SHALL BE CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

                                      -3-
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     10.  THIS LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT
BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed by their duly authorized officers as of the day and year first above written.

                                       TEXSTAR PETROLEUM, INC.


                                       By:  /s/ Prentis B. Tomlinson, Jr.
                                          -------------------------------------
                                           Name:   Prentis B. Tomlinson, Jr.
                                                -------------------------------
                                           Title:  Chairman and CEO
                                                 ------------------------------

                                       BANK ONE, TEXAS, N.A.


                                       By:  /s/ Michelle Wolpert
                                          -------------------------------------
                                           Name:   Michelle Wolpert
                                                -------------------------------
                                           Title:  V-P
                                                 ------------------------------

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     The undersigned Guarantor joins in the execution of this Fourth
Amendment to evidence (1) that it hereby agrees and consents to all of the matters contained in this Fourth Amendment and further agrees that (i) its liability under that certain Guaranty Agreement dated July 17, 1997, executed by Guarantor for the benefit of the Lender (the "Guaranty") shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Fourth Amendment or any of the instruments or documents referred to herein by the parties hereto, except as specifically set forth herein or therein, (ii) the Guaranty is hereby renewed, extended, ratified, confirmed and carried forward in all respects, (iii) the Guaranty is and shall remain in full force and effect and is and shall remain enforceable against Guarantor in accordance with its terms and (iv) the Guaranty shall cover all indebtedness of the Borrower to the Lender described in the Loan Agreement as amended hereby and (2) its agreement to be bound by the terms of
Section 6 of this Fourth Amendment.

                                       BENZ ENERGY LTD.


                                       By:  /s/ Prentis B. Tomlinson, Jr.
                                          -------------------------------------
                                           Name:   Prentis B. Tomlinson, Jr.
                                                -------------------------------
                                           Title:  Chairman and CEO
                                                 ------------------------------

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